SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2003

SKECHERS U.S.A., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-14429 (Commission File Number)	95-4376145 (I.R.S. Employer Identification No.)

228 Manhattan Beach Blvd.
Manhattan Beach, California 90266
(Address of Principal Executive Offices, Including Zip Code)

(310) 318-3100
(Registrant’s Telephone Number, Including Area Code)

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

99.1   Press release dated April 24, 2003

99.2   Transcript of conference call held on April 24, 2003

Item 9: Regulation FD Disclosure
(Furnished under Item 12)

This Current Report on Form 8-K is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” in accordance with interim guidance promulgated by the Securities and Exchange Commission in Release No. 34-47583 that was issued on March 27, 2003. See “Item 12. Results of Operations and Financial Condition” below.

Item 12. Results of Operations and Financial Condition.

On April 24, 2003, Skechers U.S.A., Inc. announced its financial results for the first quarter ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On April 24, 2003, as previously announced, Skechers U.S.A., Inc. held a conference call and audio web cast regarding its financial results for the first quarter ended March 31, 2003. A transcript of the call and audio web cast is furnished herewith as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference. All information in the transcript is presented as of April 24, 2003, and registrant does not assume any obligation to update such information in the future.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 25, 2003	SKECHERS U.S.A., INC.

	By:	/S/ DAVID WEINBERG Name: David Weinberg Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press release dated April 24, 2003.
Exhibit 99.2	Transcript of conference call held on April 24, 2003.